Exhibit 99.2

Fourth Quarter 2009 Earnings Conference Call February 4, 2010 CB Richard Ellis Group, Inc.

Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations and financial performance. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our current annual report on Form 10-K and our current quarterly report on Form 10-Q, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (http://www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Conference Call Participants Brett White President & Chief Executive Officer Bob Sulentic Group President & Chief Financial Officer Nick Kormeluk Investor Relations

Business Overview Highlights: Fourth quarter year over year revenue increased modestly Asia Pacific fourth quarter revenue showed improved year over year performance EMEA growth solid in fourth quarter Outsourcing business continued to show solid fundamentals Recurring revenues now comprise approximately 55% of total Cost reductions in 2009 exceeded target Improved fourth quarter operating margins consistent with seasonal trends Continued balance sheet improvements with capital raise and ongoing loan modifications

Q4 CBRE Wins



DENVER
RREEF
- CBRE Capital Markets arranged financing of $104M for the recapitalization of four apartment communities. They were arranged through one of CBRE Capital Markets multifamily direct lending programs on behalf of RREEF.



PHILIDELPHIA
Office Depot
- CBRE arranged a 10-year 600,000 SF lease for a distribution center in Newville, PA.
- CBRE was also instrumental in helping Office Depot secure state incentives to support their consolidation.



NEW YORK/PHILIDELPHIA
Career Education Corporation
- CBRE selected to lease and manage a 770,000 SF office and industrial portfolio.
- This portfolio consists of more than 20 locations.



BIRMINGHAM, AL
Social Security Center
- On behalf of Transamerica Life Insurance Company (Aegon), CBRE arranged the $147M sale of the Social Security Center in Birmingham.
- This transaction was the largest single-asset office sale completed in the southeastern US in 2009.



RUSSIA
Evans Randall
- CBRE advised Evans Randall on the purchase of Moscow's "Silver City" office complex from RP Capital for $261M.
- The 450,000 SF acquisition marks Evans Randall's debut in the Russian and Eastern European markets.



GERMANY
Commerzbank
- CBRE appointed to negotiate lease contracts on approximately 150 properties in Germany.
- CBRE will also provide research services and location analysis.



UNITED KINGDOM
HSBC Bank
- In the world's largest single asset transaction of 2009, CBRE advised HSBC Bank on the sale and leaseback of its global headquarters.
- The HSBC Tower was sold for $1.2B.



AUSTRALIA
Colonial Funds Management
- CBRE represented Colonial Funds Management in the $635M sale of the Aurora Place office tower in Sydney.

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 5

Q4 2009 Performance Overview Q4 2008 Q4 2009 $223.2 million $199.0 million Normalized EBITDA3 17.4% 15.3% Normalized EBITDA Margin3 $121.5 million $167.1 million EBITDA GAAP ($4.70) Adjusted $0.37 GAAP $0.21 Adjusted $0.28 EPS1,2 GAAP ($1,089.5) million Adjusted $87.7 million GAAP $64.3 million Adjusted $86.0 million Net Income1 $1,283.3 million $1,296.5 million Revenue Adjusted net income and adjusted EPS exclude amortization expense related to customer relationships resulting from acquisitions, integration costs related to acquisitions, cost containment expenses, goodwill and other non-amortizable intangible asset impairments and the write-down of impaired assets. All EPS information is based upon diluted shares. Normalized EBITDA excludes integration costs related to acquisitions, cost containment expenses and the write-down of impaired assets.

Revenue Breakdown 4th Quarter 2009 Includes revenue from discontinued operations, which totaled $1.3 million for the twelve months ended December 31, 2008. 35% 33% 16% 7% 3% 2% 1% 3% ($ in millions) 2009 2008 % Change 2009 2008 1 % Change Leasing 455.8 443.6 3 1,348.2 1,710.7 -21 Property & Facilities Management 428.6 450.9 -5 1,633.3 1,720.1 -5 Sales 203.8 163.8 24 507.4 869.7 -42 Appraisal & Valuation 92.6 91.8 1 300.9 355.0 -15 Investment Management 36.0 39.8 -10 132.0 165.0 -20 Development Services 21.4 25.3 -15 82.0 110.6 -26 Commercial Mortgage Brokerage 17.4 18.7 -7 62.4 90.5 -31 Other 40.9 49.4 -17 99.6 108.5 -8 Total 1,296.5 1,283.3 1 4,165.8 5,130.1 -19 Twelve months ended December 31, Three months ended December 31,

Outsourcing Q4 2009 Wins 11 renewals 6 expansions 7 new CAGR 13% 1. Represents combined data for CBRE and TCC; does not include joint ventures and affiliates 1 Successes: Square footage under management increased by 16% in 2009 Increasing new international business Increased vacancy fueling need for most efficient property management RFP activity remains strong Challenges: Corporate spending not expected to rebound materially in 2010 Increases in vacancy also putting pressure on results Near term challenges offsetting strong underlying business performance. Global Square Footage Managed (SF in billions) 1.2 1.3 1.4 1.6 2.2 1.9 2004 2005 2006 2007 2008 2009

US Market Statistics Source: CBRE Econometric Advisors (EA) Outlooks Spring 2010 preliminary -1.3 -18.7 -0.5 -0.8 -3.4 12.6% 12.3% 12.1% 10.5% Retail -85.9 -265.0 -38.1 -53.6 -83.1 14.8% 13.9% 13.5% 11.4% Industrial -21.6 -39.1 -0.2 -5.4 19.9 17.4% 16.3% 16.1% 14.0% Office 2010F 2009 4Q09 3Q09 2008 4Q10 F 4Q09 3Q09 4Q08 US Absorption Trends (in millions of square feet) US Vacancy Cap Rates Mixed At Low Volumes Cap Rates Mixed At Low Volumes Cap Rate Growth1 4Q08 3Q09 4Q09 4Q10 F Office Volume ($B) 7.7 4.8 4.4 Cap Rate 7.3% 8.4% 9.1% -40 to +50 bps Industrial Volume ($B) 3.1 1.7 2.6 Cap Rate 8.0% 8.5% 9.0% -10 to +70 bps Retail Volume ($B) 3.2 2.3 5.5 Cap Rate 7.3% 7.9% 7.7% -10 to +50 bps Source: RCA January 2010 1. CBRE EA estimates

Sales and Leasing Revenue - Americas ($ in millions) Sales Leasing (48%) (22%) 7% (2%) $294.4 $289.5 $520.8 $271.6 Full Year $93.6 $99.8 Fourth Quarter $1,103.9 $864.6 2008 2009

Sales and Leasing Revenue – EMEA ($ in millions) Sales Leasing (41%) (25%) 29% 3% $101.6 $104.5 $392.3 $294.9 $243.2 $144.4 Full Year $48.3 $62.1 Fourth Quarter 2008 2009

Sales and Leasing Revenue – Asia Pacific ($ in millions) Sales Leasing (14%) 88% (12%) 30% $21.5 $40.4 Fourth Quarter $104.0 $89.4 Full Year $47.5 $61.7 $213.8 $187.6 2008 2009

Development Services Balance Sheet Participation $64.7 million co-invested in Development Services at quarter end. $10.7 million in recourse debt to CBRE and repayment guarantees. Includes revenue from discontinued operations of $1.3 million for the twelve months ended December 31, 2008. Includes EBITDA from discontinued operations of $16.9 million for the twelve months ended December 31, 2008. In Process figures contain Long-Term Operating Assets (LTOA), including $1.4 billion for 4Q 09 and $0.4 billion for both 4Q 08 and 4Q 07. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. 1 Normalized EBITDA Margin Projects In Process/Pipeline ($ in billions) 2.2 3.8 5.0 4.9 3.6 2.8 2.6 3.6 5.4 6.5 5.6 4.7 2.3 1.4 2.0 2.3 1.4 1.5 2.5 2.7 3.0 2.7 2.5 0.9 4Q98 4Q99 4Q00 4Q01 4Q02 4Q03 4Q04 4Q05 4Q06 4Q07 4Q08 4Q09 In Process Pipeline Quarter Ended Year Ended ($ in millions) 12/31/2009 12/31/2008 12/31/2009 12/31/2008 Revenue1 24.5 29.4 87.8 120.1 EBITDA2 (9.6) (45.2) (0.7) (34.4) Add Back: Cost Containment 0.9 3.1 3.0 3.1 Write-down of impaired assets 15.0 49.2 18.8 49.2 Normalized EBITDA2 6.3 7.1 21.1 17.9 Normalized EBITDA Margin 25.7% 24.1% 24.0% 14.9%

Global Investment Management ($ in billions) ($ in millions) CBRE’s co-investments totaled $102.2 million at December 31, 2009. CAGR 14% CAGR 17.2% ($ in millions) ($ in millions) YTD Revenue 140.7 127.5 20.1 13.9 0.4 161.2 141.4 2008 2009 Q4 Revenue 32.7 33.4 6.4 5.3 38.7 39.1 2008 2009 Assets Under Management 11.4 14.4 15.1 17.3 28.6 37.8 38.5 34.7 2002 2003 2004 2005 2006 2007 2008 2009 Investment Management Carried Interest Asset Management Acquisition, Disposition & Incentive Carried Interest Annual Revenue 57.1 68.4 94.0 99.3 126.3 259.2 160.8 141.4 - - - 28.0 101.7 88.7 0.4 57.1 68.4 94.0 127.3 228.0 347.9 141.4 161.2 2002 2003 2004 2005 2006 2007 2008 2009

Global Investment Management For the three months ended December 31, 2009, the Company recorded a net reversal of carried interest incentive compensation expense of $0.2 million compared to a net reversal of $25.8 million in the same period in 2008. For the twelve months ended December 31, 2009, the Company recorded a net reversal of carried interest incentive compensation expense of $9.6 million compared to a net reversal of $33.1 million in the twelve months ended December 31, 2008. As of December 31, 2009, the Company maintained a cumulative remaining accrual of such compensation expense of approximately $14 million, which pertains to anticipated future carried interest revenue. Pro-forma Normalized EBITDA Three Months Ended December 31, Twelve Months Ended December 31, ($ in millions) 2009 2008 2009 2008 EBITDA (2.3) (10.1) 4.1 (7.6) Add Back: Write-down of investments 3.6 24.7 13.8 36.5 Cost containment expenses 0.3 - 0.5 - Normalized EBITDA 1.6 14.6 18.4 28.9 Reversal of compensation expense related to carried interest revenue not yet recognized (0.2) (25.8) (9.6) (33.1) Pro-forma Normalized EBITDA 1.4 (11.2) 8.8 (4.2) Pro-forma Normalized EBITDA Margin 4% -29% 6% -3%

Recovery & Restructuring Services Group Distressed Deal Volume1 Source: RCA Troubled Assets Radar, January 2010 Our Process Single-point service offering leveraging CBRE’s advisory, analysis and execution expertise Integrated solutions for owners, creditors, debtors, etc. through every stage of the property lifecycle Special focus on: recapitalizations, loan sales/workouts, asset and portfolio valuations, asset management and repositioning and receivership services Currently marketing approximately $5.1B of distressed properties in the U.S. Key Facts ($ in Billions) $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2008Q1 Q2 Q3 Q4 2009Q1 Q2 Q3 Q4 Troubled Deals Lender REO Restructured/Modified 1.

 Required Debt Amortization and Maturity Schedule $ millions 1,030 138 216 25 296 450 Approximately $357.7 million and $200.5 million of the revolver facilities mature in June 2011 and June 2013, respectively. As of 12/31/09, the outstanding revolver balance was $21.1 million. 0 0 1 1 - 200 400 600 800 1,000 1,200 2010 2011 2012 2013 2014 2015 2016 2017 Term Loan A Term Loan A1 Term Loan A2 Term Loan A3 Term Loan B Term Loan B1 11 5/8% Notes Revolver

Capitalization Net of original issue discount of $13.5 million and $13.8 million at December 31, 2009 and September 30, 2009, respectively. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $547.8 million and $549.2 million at December 31, 2009 and September 30, 2009, respectively. Excludes $312.9 million and $193.0 million of non-recourse warehouse facility at December 31, 2009 and September 30, 2009, respectively, as well as $5.5 million of non-recourse revolving credit facility in Development Services at both December 31, 2009 and September 30, 2009.

Capitalization Net of original issue discount of $13.5 million. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $547.8 million and $613.6 million at December 31, 2009 and 2008, respectively. Excludes $312.9 million and $210.5 million of non-recourse warehouse facility at December 31, 2009 and 2008, respectively, as well as $5.5 million and $8.0 million of non-recourse revolving credit facility in Development Services at December 31, 2009 and 2008, respectively. Total capitalization As of ($ in millions) 12/31/2009 12/31/2008 Variance Cash 741.6 158.8 582.8 Revolving credit facility 21.1 25.8 (4.7) Senior secured term loan A 326.3 827.0 (500.7) Senior secured term loan A-1 48.6 297.8 (249.2) Senior secured term loan A-2 203.2 - 203.2 Senior secured term loan A-3 167.5 - 167.5 Senior secured term loan B 642.8 949.0 (306.2) Senior secured term loan B-1 295.2 - 295.2 Senior subordinated notes1 436.5 - 436.5 Notes payable on real estate2 3.5 4.1 (0.6) Other debt3 1.0 5.5 (4.5) Total debt 2,145.7 2,109.2 36.5 Stockholders' equity 629.1 114.7 514.4 Total capitalization 2,774.8 2,223.9 550.9 Total net debt 1,404.1 1,950.4 (546.3) 1. 2. 3.

CBRE Bank Debt Covenants Covenant Hurdle 12/31/08 9/30/09 12/31/09 Leverage Ratio <4.25x1 3.28 2.55 2.23 Interest Coverage Ratio >2.00x1 4.72 4.87 4.14 Effective March 24, 2009

Business Outlook Summary: Increasing but still isolated signs of recovery Investment sales should show year over year growth in 2010 Leasing improvement may be too early to call a trend Outsourcing performance will likely remain impacted by low corporate spending and higher vacancy Global Investment Management and Development Services results to remain weak until sustained investment sales improvement Asia Pacific likely to continue growing faster than other geographies We continue to focus on supporting growth opportunities

GAAP Reconciliation Tables

Reconciliation of Net Income (Loss) to Net Income, As Adjusted Three Months Ended December 31, ($ in millions, except for share data) 2009 2008 Net income (loss) attributable to CB Richard Ellis Group, Inc. $64.3 $(1,089.5) Cost containment expenses, net of tax 7.4 16.4 Write-down of impaired assets, net of tax 11.7 47.8 Amortization expense related to customer relationships acquired, net of tax 1.8 2.8 Integration costs related to acquisitions, net of tax 0.8 3.5 Goodwill and other non-amortizable intangible asset impairment, net of tax - 1,096.0 Adjustment to tax expense as a result of a decline in the value of the assets in the Company's Deferred Compensation Plan - 10.7 Net income attributable to CB Richard Ellis Group, Inc., as adjusted $86.0 $87.7 Diluted income per share attributable to CB Richard Ellis Group, Inc., as adjusted $0.28 $0.37 Weighted average shares outstanding for diluted income per share 301,799,194 234,044,397

Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss) Interest expense Three Months Ended December 31, ($ in millions) 2009 2008 Normalized EBITDA $199.0 $223.2 Adjustments: Integration costs related to acquisitions 1.2 3.8 Cost containment expenses 11.9 24.1 Write-down of impaired assets 18.8 73.8 EBITDA 167.1 121.5 Add: Interest income 1.3 3.6 Less: Depreciation and amortization 25.5 28.6 Goodwill and other non-amortizable intangible asset impairments - 1,159.4 Interest expense 52.8 40.3 Provision (benefit) for income taxes 25.8 (13.7) Net income (loss) attributable to CB Richard Ellis Group, Inc. 64.3 (1,089.5) Revenue $1,296.5 $1,283.3 Normalized EBITDA Margin 15.3% 17.4%